UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2009

ELKO VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-141426	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd. # 3003, Las Vegas, NV 89107
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (702) 635-8146

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 14, 2009, Mr. Lou Schiliro resigned as the president, secretary, chief financial officer and director of our company. As a result of Mr. Schiliro’s resignation, we appointed Mr. Ronald Yadin Lowenthal as our secretary and chief financial officer.

Our board of directors now solely consists of Mr. Ronald Yadin Lowenthal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKO VENTURES INC.

/s/ Ronald Yadin Lowenthal
Ronald Yadin Lowenthal
Chief Executive Officer and Director
Date: August 21, 2009